UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

GenCorp Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-01520	34-0244000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Aerojet Road, Rancho Cordova, California		95742
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (916) 355-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

GenCorp Inc. (the “Company”) held its 2015 annual meeting of stockholders (the “Annual Meeting”) on March 31, 2015 at Omni Berkshire Place, 21 East 52nd Street, New York, New York. At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.
The election of eight directors to the Company’s Board of Directors to serve until the 2016 annual meeting of stockholders. The nominees for election were Thomas A. Corcoran, James R. Henderson, Warren G. Lichtenstein, Lance W. Lord, Merrill A. McPeak, James H. Perry, Scott J. Seymour and Martin Turchin;

2.
The approval of an amendment to the Company’s Amended and Restated 2009 Equity and Performance Incentive Plan to (i) increase the number of shares authorized and reserved for issuance thereunder by 2,450,000 shares, (ii) increase the maximum number of shares that may be issued to each non-employee Director from 200,000 shares to 300,000 shares, (iii) increase the percentage of shares that are exempt from vesting restrictions from 5% to 10%, and (iv) make certain other changes as described in more detail in the proxy statement;

3.	An advisory vote to approve a resolution to approve executive compensation; and

4.
The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending November 30, 2015.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 57,628,945 shares of the 62,611,712 shares of the Company’s common stock entitled to vote, were as follows:

1.
The election of each of Messrs. Corcoran, Henderson, Lichtenstein, Lord, McPeak, Perry, Seymour and Turchin as directors of the Company to serve until the 2016 annual meeting of stockholders, and until his successor is elected and qualified, was approved as follows:

	For	Withheld	Broker Non-Votes
Thomas A. Corcoran	50,587,738	453,349	6,587,858
James R. Henderson	47,715,052	3,326,035	6,587,858
Warren G. Lichtenstein	47,658,830	3,382,257	6,587,858
Lance W. Lord	50,576,107	464,980	6,587,858
Merrill A. McPeak	47,923,941	3,117,146	6,587,858
James H. Perry	47,752,855	3,288,232	6,587,858
Scott J. Seymour	50,585,396	455,691	6,587,858
Martin Turchin	47,210,174	3,830,913	6,587,858

2.	The stockholders approved the amendment to the Company’s Amended and Restated 2009 Equity and Performance Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
48,455,626	2,496,227	89,234	6,587,858

3.	The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
48,385,539	2,445,134	210,414	6,587,858

4.	The stockholders ratified the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2015. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
57,260,027	210,745	158,173	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 1, 2015	GENCORP INC.

	By:	/s/ Kathleen E. Redd
		Name:	Kathleen E. Redd
		Title:	Vice President, Chief Financial Officer and Assistant Secretary